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                SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 3, 1996
                                                 _______________

                     Provident Bancorp, Inc.
_________________________________________________________________
      (Exact name of registrant as specified in its charter)

     Ohio                    1-8019              31-0982792
_________________________________________________________________
(State or other            (Commission         (IRS Employer
jurisdiction               File Number)         Identification
of incorporation)                                     No.)

One East Fourth Street, Cincinnati, Ohio            45202
_________________________________________________________________
(Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code (513) 579-2000
                                                   ______________


_________________________________________________________________
  (Former name or former address, if changed since last report.)


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Item 5.   Other Events.
          _____________

     Provident Bancorp, Inc. issued the attached press release on October 3, 1996.

Item 7.   Financial Statements and Exhibits.
          __________________________________

     (c)  Exhibits.

          99.1  Press Release dated October 3, 1996.


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROVIDENT BANCORP, INC.



Date:  October 4, 1996             By:/s/Mark E. Magee
                                      _____________________
                                      Mark E. Magee
                                      Vice President and
                                      General Counsel


                          EXHIBIT INDEX




99.1 Press Release dated October 3, 1996